          -----------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                  FORM 8-K/A



               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                               December 15, 2000


                                CACHEFLOW INC.
                                -------------
          (Exact name of the Registrant as specified in its charter)




       Delaware                     000-28139                91-1715963
------------------------  ---------------------------   ------------------------
(State of incorporation)    (Commission File Number)        (I.R.S. Employer
                                                           Identification No.)

                              650 Almanor Avenue
                         Sunnyvale, California  94086


                   (Address of Principal Executive Offices)
                                  (Zip Code)


      Registrant's telephone number, including area code: (408) 220-2200


                                Not Applicable
        ---------------------------------------------------------------
         (Former name or former address, if changed since last report)

          -----------------------------------------------------------

The undersigned Registrant hereby amends the following item of its Current Report on Form 8-K filed on December 21, 2000 for the event of December 15, 2000.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

    The following financial statements and exhibits are filed as part of this report:

    (a)   FINANCIAL STATEMENTS OF ENTERA, INC.:

          Included herein as Exhibit 99.1 to this Current Report on Form 8-K/A are the audited balance sheets of Entera, Inc. ("Entera") as of December 31, 1999 and 1998, and the related statements of operations, stockholders' deficit, and cash flows for the period from February 19, 1998 (date of inception) to December 31, 1998, for the year ended December 31, 1999, and the cumulative period from February 19, 1998 (date of inception) to December 31, 1999, and the unaudited balance sheet of Entera as of September 30, 2000, and the related statements of operations, stockholders' deficit, and cash flows for the nine months ended September 30, 1999 and 2000.

    (b)   PRO FORMA FINANCIAL INFORMATION

          The following documents appear as Exhibit 99.2 to this Current Report on Form 8-K/A:

                1) Unaudited Pro Forma Condensed Combining Balance Sheet as of October 31, 2000;

                2) Unaudited Pro Forma Condensed Combining Statement of Operations for the year ended April 30, 2000;

                3) Unaudited Pro Forma Condensed Combining Statement of Operations for the six months ended October 31, 2000; and

                4) Notes to the Unaudited Pro Forma Condensed Combining Financial Information.

    (c)   EXHIBITS

           2.1 Agreement and Plan of Merger and Reorganization, dated as of October 10, 2000, among CacheFlow Inc., Diamond Merger Corp., Entera, Inc. and John Scharber as Stockholders' Representative. /(1)/

           99.1 Financial Statements of Entera, Inc.

           99.2 Unaudited Pro Forma Condensed Combining Financial Information.


__________________________
/(1)/ Incorporated by reference to Exhibit 2 to the Registrant's Form 8-K filed
      December 21, 2000.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CACHEFLOW INC.

Date:   February 15, 2001               By: /s/ Michael Johnson
                                            ---------------------------------
                                        Michael Johnson
                                        Vice President, Chief Financial Officer
                                        and Secretary (Principal Financial and
                                        Accounting Officer)

                               INDEX TO EXHIBITS

Exhibit No.              Description
-----------              -----------

2.1 Agreement and Plan of Merger and Reorganization, dated as of October 10, 2000, among CacheFlow Inc., Diamond Merger
               Corp., Entera, Inc. and John Scharber as Stockholders' Representative. (Incorporated by reference to Exhibit 2 to the Registrant's Form 8-K filed December 21, 2000.)

99.1           Financial Statements of Entera, Inc.


99.2           Unaudited Pro Forma Condensed Combining Financial Information.